Exhibit 99.2

Phillips 66 Partners LP Earnings Release Supplemental Data
Factors Affecting Comparability
The following tables present our financial results, operating data, EBITDA, adjusted EBITDA and distributable cash flow for each quarterly period through March 31, 2016. On March 1, 2016, we acquired Sweeny Fractionator One and Clemens Caverns (collectively, the Acquired Assets) from Phillips 66. The acquisition was a transfer of businesses between entities under common control, which requires retrospective adjustments to furnish comparative consolidated information. Accordingly, the consolidated financial and operating information included in the following tables has been retrospectively adjusted to include the historical financial and operating results of these acquired businesses prior to the effective date. The combined results of the businesses are reflected in the “Predecessors” sections in the tables below.

STATEMENT OF INCOME

PHILLIPS 66 PARTNERS LP

	Millions of Dollars
	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues
Operating revenues—related parties	62.8	62.3	65.4	70.1	260.6	76.5				76.5
Operating revenues—third parties	1.1	0.9	0.7	2.3	5.0	2.0				2.0
Equity in earnings of affiliates	6.1	20.6	25.2	25.2	77.1	24.8				24.8
Other income	0.1	—	0.1	5.2	5.4	—				—
Total revenues and other income	70.1	83.8	91.4	102.8	348.1	103.3				103.3

Costs and Expenses
Operating and maintenance expenses	14.8	17.5	15.5	14.4	62.2	17.6				17.6
Depreciation	5.1	5.3	5.7	5.7	21.8	8.4				8.4
General and administrative expenses	7.4	6.4	6.2	6.6	26.6	8.1				8.1
Taxes other than income taxes	1.3	3.1	2.4	2.2	9.0	3.8				3.8
Interest and debt expense	5.9	9.5	9.2	9.3	33.9	9.9				9.9
Other expenses	—	0.1	—	—	0.1	—				—
Total costs and expenses	34.5	41.9	39.0	38.2	153.6	47.8				47.8
Income before income taxes	35.6	41.9	52.4	64.6	194.5	55.5				55.5
Provision for (benefit from) income taxes	0.2	(0.1)	0.1	0.1	0.3	0.2				0.2
Net Income	35.4	42.0	52.3	64.5	194.2	55.3				55.3
Less: Net income attributable to noncontrolling interests	—	—	—	—	—	3.0				3.0
Net income attributable to the Partnership	35.4	42.0	52.3	64.5	194.2	52.3				52.3
Less: General partner’s interest in net income attributable to the Partnership	6.4	9.0	11.5	14.1	41.0	15.8				15.8
Limited partners’ interest in net income attributable to the Partnership	29.0	33.0	40.8	50.4	153.2	36.5				36.5

Adjusted EBITDA	48.9	56.9	73.3	87.0	266.1	73.8				73.8

Distributable Cash Flow	41.9	47.8	64.5	74.0	228.2	64.1				64.1

Exhibit 99.2

STATEMENT OF INCOME (continued)

PREDECESSORS

	Millions of Dollars
	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues
Operating revenues—related parties	—	—	0.8	12.5	13.3	17.7				17.7
Other income	—	—	—	—	—	0.2				0.2
Total revenues	—	—	0.8	12.5	13.3	17.9				17.9

Costs and Expenses
Operating and maintenance expenses	1.2	1.7	4.7	14.3	21.9	5.2				5.2
Depreciation	—	—	0.1	3.6	3.7	5.4				5.4
General and administrative expenses	0.8	1.0	1.1	1.2	4.1	0.8				0.8
Taxes other than income taxes	0.6	0.6	0.7	0.7	2.6	1.6				1.6
Total costs and expenses	2.6	3.3	6.6	19.8	32.3	13.0				13.0
Income before income taxes	(2.6)	(3.3)	(5.8)	(7.3)	(19.0)	4.9				4.9
Provision for income taxes	—	—	—	0.1	0.1	—				—
Net Income (Loss)	(2.6)	(3.3)	(5.8)	(7.4)	(19.1)	4.9				4.9

EBITDA attributable to Predecessors	(2.6)	(3.3)	(5.7)	(3.7)	(15.3)	10.1				10.1

Exhibit 99.2

STATEMENT OF INCOME (continued)

CONSOLIDATED

	Millions of Dollars, Except as Indicated
	2015*					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues
Operating revenues—related parties	62.8	62.3	66.2	82.6	273.9	94.2				94.2
Operating revenues—third parties	1.1	0.9	0.7	2.3	5.0	2.0				2.0
Equity in earnings of affiliates	6.1	20.6	25.2	25.2	77.1	24.8				24.8
Other income	0.1	—	0.1	5.2	5.4	0.2				0.2
Total revenues and other income	70.1	83.8	92.2	115.3	361.4	121.2				121.2

Costs and Expenses
Operating and maintenance expenses	16.0	19.2	20.2	28.7	84.1	22.8				22.8
Depreciation	5.1	5.3	5.8	9.3	25.5	13.8				13.8
General and administrative expenses	8.2	7.4	7.3	7.8	30.7	8.9				8.9
Taxes other than income taxes	1.9	3.7	3.1	2.9	11.6	5.4				5.4
Interest and debt expense	5.9	9.5	9.2	9.3	33.9	9.9				9.9
Other expenses	—	0.1	—	—	0.1	—				—
Total costs and expenses	37.1	45.2	45.6	58.0	185.9	60.8				60.8
Income before income taxes	33.0	38.6	46.6	57.3	175.5	60.4				60.4
Provision for (benefit from) income taxes	0.2	(0.1)	0.1	0.2	0.4	0.2				0.2
Net Income	32.8	38.7	46.5	57.1	175.1	60.2				60.2
Less: Net income attributable to noncontrolling interests	—	—	—	—	—	3.0				3.0
Less: Net income (loss) attributable to Predecessors	(2.6)	(3.3)	(5.8)	(7.4)	(19.1)	4.9				4.9
Net income attributable to the Partnership	35.4	42.0	52.3	64.5	194.2	52.3				52.3
Less: General partner’s interest in net income attributable to the Partnership	6.4	9.0	11.5	14.1	41.0	15.8				15.8
Limited partners’ interest in net income attributable to the Partnership	29.0	33.0	40.8	50.4	153.2	36.5				36.5

Net Income Attributable to the Partnership Per Limited Partner Unit—Basic and Diluted (Dollars)
Common units	0.39	0.50	0.50	0.61	2.02	0.44				0.44
Subordinated units—Phillips 66	0.35	—	—	—	1.24	—				—

Average Limited Partner Units Outstanding (Thousands)
Common units—public	21,047	24,139	24,139	24,139	23,376	24,139				24,139
Common units—Phillips 66	21,468	41,489	57,743	57,947	44,797	58,490				58,490
Subordinated units—Phillips 66	35,217	16,254	—	—	12,736	—				—
*Prior-period financial information has been retrospectively adjusted for acquisitions of businesses under common control.

Exhibit 99.2

SELECTED OPERATING DATA

PHILLIPS 66 PARTNERS LP

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Pipeline, Terminal and Storage Volumes (MB/D)
Pipelines(1)
Pipeline throughput volumes
Wholly-Owned Pipelines
Crude oil	283	282	306	283	289	281				281
Refined products	462	446	438	522	467	520				520
Total	745	728	744	805	756	801				801

Select Joint Venture Pipelines(2)
Natural gas liquids	97	285	280	280	236	306				306

Terminals
Terminaling throughput and storage volumes
Crude oil(3)	558	518	536	464	519	502				502
Refined products	431	424	441	443	435	427				427
Total	989	942	977	907	954	929				929
(1)Represents the sum of volumes transported through each separately tariffed pipeline system.
(2)Total post-acquisition pipeline system throughput volumes for the Sand Hills and Southern Hills pipelines (100 percent basis) per day for each period presented.
(3)Crude oil terminals include Bayway and Ferndale rail rack volumes.

Revenue Per Barrel ($/BBL)
Average pipeline revenue*	0.44	0.44	0.45	0.51	0.46	0.46				0.46
Average terminaling and storage revenue	0.38	0.39	0.39	0.42	0.40	0.40				0.40
*Excludes average pipeline revenue per barrel from equity affiliates.

Exhibit 99.2

SELECTED OPERATING DATA (continued)

CONSOLIDATED

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Pipeline, Terminal and Storage Volumes (MB/D)
Pipelines(1)
Pipeline throughput volumes
Wholly-Owned Pipelines
Crude oil	283	282	306	283	289	281				281
Refined products	462	446	438	522	467	520				520
Total	745	728	744	805	756	801				801

Select Joint Venture Pipelines(2)
Natural gas liquids	97	285	280	280	236	306				306

Terminals
Terminaling throughput and storage volumes
Crude oil(3)	558	518	536	464	519	502				502
Refined products	431	424	441	443	435	427				427
Total	989	942	977	907	954	929				929
(1)Represents the sum of volumes transported through each separately tariffed pipeline system.
(2)Total post-acquisition pipeline system throughput volumes for the Sand Hills and Southern Hills pipelines (100 percent basis) per day for each period presented.
(3)Crude oil terminals include Bayway and Ferndale rail rack volumes.

Revenue Per Barrel ($/BBL)
Average pipeline revenue*	0.44	0.44	0.45	0.51	0.46	0.46				0.46
Average terminaling and storage revenue	0.38	0.39	0.39	0.42	0.40	0.40				0.40
*Excludes average pipeline revenue per barrel from equity affiliates.

Exhibit 99.2

CAPITAL EXPENDITURES AND INVESTMENTS

	Millions of Dollars
	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Partnership Capital Expenditures and Investments
Expansion	31.2	63	38.1	65.0	197.3	31.6				31.6
Maintenance	1.7	1.5	2.2	2.3	7.7	1.2				1.2
Total Partnership	32.9	64.5	40.3	67.3	205.0	32.8				32.8

Noncontrolling interests	—	—	—	—	—	5.2				5.2
Predecessors	180.1	234.0	117.6	79.3	611.0	19.0				19.0
Total Consolidated	213.0	298.5	157.9	146.6	816.0	57.0				57.0

CASH DISTRIBUTIONS

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Distribution Per Unit (Dollars)	0.3700	0.4000	0.4280	0.4580	1.6560	0.4810				0.4810

Cash Distributions† ($ Millions)
Common units—public	8.9	9.7	10.3	11.1	40.0	11.6				11.6
Common units—Phillips 66	8.4	23.0	24.8	26.7	82.9	28.3				28.3
Subordinated units—Phillips 66	13.0	—	—	—	13.0	—				—
General partner—Phillips 66	6.4	8.8	11.1	13.6	39.9	15.6				15.6
Total	36.7	41.5	46.2	51.4	175.8	55.5				55.5

Coverage Ratio	1.14	1.15	1.40	1.44	1.30	1.15				1.15
† Cash distributions declared attributable to the indicated periods.

Exhibit 99.2

NON-GAAP FINANCIAL MEASURES RECONCILIATION

CONSOLIDATED

	Millions of Dollars
	2015*					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation to Net Income
Net Income	32.8	38.7	46.5	57.1	175.1	60.2				60.2
Plus:
Depreciation	5.1	5.3	5.8	9.3	25.5	13.8				13.8
Net interest expense	5.8	9.5	9.1	9.2	33.6	9.7				9.7
Provision for (benefit from) income taxes	0.2	(0.1)	0.1	0.2	0.4	0.2				0.2
EBITDA	43.9	53.4	61.5	75.8	234.6	83.9				83.9
Distributions in excess of equity earnings	0.7	0.2	4.6	6.6	12.1	4.1				4.1
Expenses indemnified or prefunded by Phillips 66	0.3	—	1.1	0.5	1.9	0.1				0.1
Transaction costs associated with acquisitions	1.4	—	0.4	0.4	2.2	1.0				1.0
EBITDA attributable to noncontrolling interests	—	—	—	—	—	(5.2)				(5.2)
EBITDA attributable to Predecessors	2.6	3.3	5.7	3.7	15.3	(10.1)				(10.1)
Adjusted EBITDA	48.9	56.9	73.3	87.0	266.1	73.8				73.8
Plus:
Deferred revenue impacts**	1.2	2.3	2.5	(1.6)	4.4	1.4				1.4
Less:
Net interest	6.5	9.5	9.1	9.2	34.3	9.9				9.9
Income taxes paid	—	0.4	—	(0.1)	0.3	—				—
Maintenance capital expenditures	1.7	1.5	2.2	2.3	7.7	1.2				1.2
Distributable Cash Flow	41.9	47.8	64.5	74.0	228.2	64.1				64.1
*Prior-period financial information has been retrospectively adjusted for acquisitions of businesses under common control. **Difference between cash receipts and revenue recognition.

Exhibit 99.2

NON-GAAP FINANCIAL MEASURES RECONCILIATION (continued)

CONSOLIDATED

	Millions of Dollars
	2015*					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation to Net Cash Provided by Operating Activities
Net cash provided by operating activities	29.7	61.1	44.4	93.4	228.6	66.7				66.7
Plus:
Net interest expense	5.8	9.5	9.1	9.2	33.6	9.7				9.7
Provision for (benefit from) income taxes	0.2	(0.1)	0.1	0.2	0.4	0.2				0.2
Changes in working capital	3.2	(14.9)	13.9	(16.4)	(14.2)	14.5				14.5
Undistributed equity earnings	5.8	(2.2)	(0.9)	(2.6)	0.1	(0.6)				(0.6)
Accrued environmental costs	—	(0.1)	(0.5)	(0.2)	(0.8)	—				—
Other	(0.8)	0.1	(4.6)	(7.8)	(13.1)	(6.6)				(6.6)
EBITDA	43.9	53.4	61.5	75.8	234.6	83.9				83.9
Distributions in excess of equity earnings	0.7	0.2	4.6	6.6	12.1	4.1				4.1
Expenses indemnified or prefunded by Phillips 66	0.3	—	1.1	0.5	1.9	0.1				0.1
Transaction costs associated with acquisitions	1.4	—	0.4	0.4	2.2	1.0				1.0
EBITDA attributable to noncontrolling interests	—	—	—	—	—	(5.2)				(5.2)
EBITDA attributable to Predecessors	2.6	3.3	5.7	3.7	15.3	(10.1)				(10.1)
Adjusted EBITDA	48.9	56.9	73.3	87.0	266.1	73.8				73.8
Plus:
Deferred revenue impacts**	1.2	2.3	2.5	(1.6)	4.4	1.4				1.4
Less:
Net interest	6.5	9.5	9.1	9.2	34.3	9.9				9.9
Income taxes paid	—	0.4	—	(0.1)	0.3	—				—
Maintenance capital expenditures	1.7	1.5	2.2	2.3	7.7	1.2				1.2
Distributable Cash Flow	41.9	47.8	64.5	74.0	228.2	64.1				64.1
*Prior-period financial information has been retrospectively adjusted for acquisitions of businesses under common control. **Difference between cash receipts and revenue recognition.